Note 5 - Prepaid Expenses	9 Months Ended
Sep. 30, 2024
Notes to Financial Statements
Prepaid Expenses [Text Block]

NOTE 5: PREPAID EXPENSES

Detail of prepaid expenses balance is as follows:

	September 30,	December 31,
	2024	2023
Shares issued for prepaid services	$603	$-
Prepaid expenses	746	28
Total (current)	$1,349	$28

Shares issued for prepaid services	$1,465	$-
Total (non-current)	$1,465	$-

The Company entered into four standalone strategic investment agreements. Pursuant to these agreements, the Company agreed to issue 433,360 of shares of common stock in exchange for $2,925 of service credits that are to be consumed in future over a three-year period. Refer Note 10.a for further details.